Exhibit 5.2(A)

TETRA TECH INC.

April 29, 2019

TO:	Seabridge Gold Inc.
British Columbia Securities Commission
Ontario Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Nova Scotia Securities Commission
The Office of the Yukon Superintendent of Securities
Toronto Stock Exchange
United States Securities and Exchange Commission

Re:	Seabridge Gold Inc. (the “Company”)
Consent of Expert

Ladies and Gentlemen:

Reference is made to the following reports:

●	Courageous Lake Prefeasibility Study dated September 5, 2012 and amended November 11, 2014

●	2016 KSM (Kerr-Sulphurets-Mitchell) Prefeasibility Study Update and Preliminary Economic Assessment dated October 6, 2016 (collectively, the “Reports”)

In connection with the Company’s short form prospectus dated April 29, 2019 and all documents incorporated by reference therein including, but not limited to, the Company’s annual information form dated March 26, 2019 for the year ended December 31, 2018 (collectively, the “Prospectus”) and the Company’s Registration Statement on Form F-10 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Jianhui (John) Huang, Ph.D., P.Eng., on behalf of myself and Tetra Tech Inc., hereby:

1.	consent to the public filing of the Reports and the use of any extracts from or a summary of the Reports in the Prospectus and the Registration Statement;

2.	consent to the use of my name and Tetra Tech Inc.’s name and references to the Reports, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Reports in the Prospectus and the Registration Statement;

3.	confirm that I have read the Prospectus and the Registration Statement and that they fairly and accurately represent the information in the sections of the Reports for which I am responsible; and

4.	confirm that I have read the Prospectus and the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Reports or that are within my knowledge as a result of the services performed by me in connection with the Reports.

Yours Truly,

/s/ Jianhui (John) Huang
Jianhui (John) Huang, Ph.D., P.Eng.

Exhibit 5.2(B)

TETRA TECH INC.

April 29, 2019

TO:	Seabridge Gold Inc.
British Columbia Securities Commission
Ontario Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Nova Scotia Securities Commission
The Office of the Yukon Superintendent of Securities
Toronto Stock Exchange
United States Securities and Exchange Commission

Re:	Seabridge Gold Inc. (the “Company”)
Consent of Expert

Ladies and Gentlemen:

Reference is made to the following report:

●	Courageous Lake Prefeasibility Study dated September 5, 2012 and amended November 11, 2014 (the “Report”)

In connection with the Company’s short form prospectus dated April 29, 2019 and all documents incorporated by reference therein including, but not limited to, the Company’s annual information form dated March 26, 2019 for the year ended December 31, 2018 (collectively, the “Prospectus”) and the Company’s Registration Statement on Form F-10 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Sabry Abdel Hafez, Ph.D., P.Eng., on behalf of myself and Tetra Tech Inc., hereby:

1.	consent to the public filing of the Report and the use of any extracts from or a summary of the Report in the Prospectus and the Registration Statement;

2.	consent to the use of my name and Tetra Tech Inc.’s name and references to the Report, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Prospectus and the Registration Statement;

3.	confirm that I have read the Prospectus and the Registration Statement and that they fairly and accurately represent the information in the sections of the Report for which I am responsible; and

4.	confirm that I have read the Prospectus and the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the services performed by me in connection with the Report.

Yours Truly,

/s/ Sabry Abdel Hafez
Sabry Abdel Hafez, Ph.D., P.Eng.

Exhibit 5.2(C)

TETRA TECH INC.

April 29, 2019

TO:	Seabridge Gold Inc.
British Columbia Securities Commission
Ontario Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Nova Scotia Securities Commission
The Office of the Yukon Superintendent of Securities
Toronto Stock Exchange
United States Securities and Exchange Commission

Re:	Seabridge Gold Inc. (the “Company”)
Consent of Expert

Ladies and Gentlemen:

Reference is made to the following report:

●	2016 KSM (Kerr-Sulphurets-Mitchell) Prefeasibility Study Update and Preliminary Economic Assessment dated October 6, 2016 (the “Report”)

In connection with the Company’s short form prospectus dated April 29, 2019 and all documents incorporated by reference therein including, but not limited to, the Company’s annual information form dated March 26, 2019 for the year ended December 31, 2018 (collectively, the “Prospectus”) and the Company’s Registration Statement on Form F-10 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Hassan Ghaffari, P.Eng., on behalf of myself and Tetra Tech Inc., hereby:

1.	consent to the public filing of the Report and the use of any extracts from or a summary of the Report in the Prospectus and the Registration Statement;

2.	consent to the use of my name and Tetra Tech Inc.’s name and references to the Report, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Prospectus and the Registration Statement;

3.	confirm that I have read the Prospectus and the Registration Statement and that they fairly and accurately represent the information in the sections of the Report for which I am responsible; and

4.	confirm that I have read the Prospectus and the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the services performed by me in connection with the Report.

Yours Truly,

/s/ Hassan Ghaffari
Hassan Ghaffari, P.Eng.

Exhibit 5.2(D)

TETRA TECH INC.

April 29, 2019

TO:	Seabridge Gold Inc.
British Columbia Securities Commission
Ontario Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Nova Scotia Securities Commission
The Office of the Yukon Superintendent of Securities
Toronto Stock Exchange
United States Securities and Exchange Commission

Re:	Seabridge Gold Inc. (the “Company”)
Consent of Expert

Ladies and Gentlemen:

Reference is made to the following reports:

●	Courageous Lake Prefeasibility Study dated September 5, 2012 and amended November 11, 2014

●	2016 KSM (Kerr-Sulphurets-Mitchell) Prefeasibility Study Update and Preliminary Economic Assessment dated October 6, 2016 (collectively, the “Reports”)

In connection with the Company’s short form prospectus dated April 29, 2019 and all documents incorporated by reference therein including, but not limited to, the Company’s annual information form dated March 26, 2019 for the year ended December 31, 2018 (collectively, the “Prospectus”) and the Company’s Registration Statement on Form F-10 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Kevin Jones, P.Eng., on behalf of myself, Tetra Tech Inc. and Tetra Tech Canada Inc., hereby:

1.	consent to the public filing of the Reports and the use of any extracts from or a summary of the Reports in the Prospectus and the Registration Statement;

2.	consent to the use of my name, Tetra Tech Inc.’s name and Tetra Tech Canada Inc.’s name and references to the Reports, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Reports in the Prospectus and the Registration Statement;

3.	confirm that I have read the Prospectus and the Registration Statement and that they fairly and accurately represent the information in the sections of the Reports for which I am responsible; and

4.	confirm that I have read the Prospectus and the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Reports or that are within my knowledge as a result of the services performed by me in connection with the Reports.

Yours Truly,

/s/ Kevin Jones
Kevin Jones, P.Eng.

Exhibit 5.2(E)

TETRA TECH CANADA INC.

April 29, 2019

TO:	Seabridge Gold Inc.
British Columbia Securities Commission
Ontario Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Nova Scotia Securities Commission
The Office of the Yukon Superintendent of Securities
Toronto Stock Exchange
United States Securities and Exchange Commission

Re:	Seabridge Gold Inc. (the “Company”)
Consent of Expert

Ladies and Gentlemen:

Reference is made to the following report:

●	Courageous Lake Prefeasibility Study dated September 5, 2012 and amended November 11, 2014 (the “Report”)

In connection with the Company’s short form prospectus dated April 29, 2019 and all documents incorporated by reference therein including, but not limited to, the Company’s annual information form dated March 26, 2019 for the year ended December 31, 2018 (collectively, the “Prospectus”) and the Company’s Registration Statement on Form F-10 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Nigel Goldup, P.Eng., on behalf of myself and Tetra Tech Canada Inc., hereby:

1.	consent to the public filing of the Report and the use of any extracts from or a summary of the Report in the Prospectus and the Registration Statement;

2.	consent to the use of my name and Tetra Tech Canada Inc.’s name and references to the Report, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Prospectus and the Registration Statement;

3.	confirm that I have read the Prospectus and the Registration Statement and that they fairly and accurately represent the information in the sections of the Report for which I am responsible; and

4.	confirm that I have read the Prospectus and the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the services performed by me in connection with the Report.

Yours Truly,

/s/ Nigel Goldup
Nigel Goldup, P.Eng.